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                                                                    Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS



                  We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 1997 Employee Stock Purchase Plan of Dominick's Supermarkets, Inc. of our report dated December 16, 1997 with respect to the consolidated financial statements of Dominick's Supermarkets, Inc. included in the Annual Report (Form 10-K) for the year ended November 1, 1997.


                                             /s/ Ernst & Young LLP

Chicago, Illinois
October 6, 1998



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